DWS Government and Agency Securities Portfolio Expense Example - DWS Gov Cash Inst Shares [Member] - DWS Government and Agency Securities Portfolio - DWS Government Cash Institutional Shares	Jul. 28, 2026 USD ($)
Prospectus [Line Items]
Expense Example, with Redemption, 1 Year	$ 18
Expense Example, with Redemption, 3 Years	60
Expense Example, with Redemption, 5 Years	106
Expense Example, with Redemption, 10 Years	$ 242